UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: EBHI Holdings, Inc.
Debtor

Case No. : 09-12099
Reporting Period: July 5 - August 1, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	Yes		
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 2	
Cash disbursements journals		No	Note 2	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	No	Note 2	
Copies of IRS Form 6123 or payment receipt		No	Note 2	
Copies of tax returns filed during reporting period		No	Note 2	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 2	
Listing of aged accounts payable	MOR-4	No	Note 2	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2	
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

Date: 8/26/09

Marvin Edward Toland
Printed Name of Authorized Individual

CFO
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: EBHI Holdings, Inc.
Debtor

Case No. : 09-12099
Reporting Period: July 5 - August 1, 2009

MOR-1A: BANK RECONCILIATIONS

BANK NAME	Account Description	Account Number	Balance
Bank of America	Segregate Deposit Account Escrow	XX3248	$ 654,000
Bank of America	Resolved Cure Escrow	XX3273	-
Bank of America	Unresolved Cure Escrow	XX3275	-
Bank of America	Partially Paid Cure Escrow	XX3274	-
Bank of America	Lease Cure Escrow	XX3272	-
Bank of America	Working Capital Escrow	XX3276	-
Bank of America	Carve Out Escrow	XX3277	-

I attest that each of the Debtors' corporate bank accounts is reconciled to monthly bank statements. The Company's standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors' bank accounts and the book balance of the accounts as of the end of the fiscal month covered by this report

Authorized Representative

Marvin Edward Ireland

Printed Name of Authorized Representative

In re: EBHI Holdings, Inc. Case No.: 09-12099

Debtor Reporting Period: July 5 - August 1, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current Month Cumulative Filing to Date

Net Revenue $- $-

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy -

Selling, General and Administrative Expenses -

Operating Income -

OTHER INCOME AND EXPENSES Other Income (Expense), Net (see attached schedule) -

Interest Expense 321,190 321,190

Net Profit (Loss) Before Reorganization Items (321,190) (321,190)

REORGANIZATION ITEMS

Professional Fees -

U.S. Trustee Quarterly Fees -

Interest Earned on Accumulated Cash from Chapter 11 -

Gain (Loss) from Sale of Equipment -

Other Reorganization Expenses -

Total Reorganization Expenses -

Income Taxes -

Net Profit (Loss) $ (321,190) $ (321,190) -

In re: EBHI Holdings, Inc. Case No.: 09-12099

Debtor Reporting Period: July 5 - August 1, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Current Month

Cumulative Filing to Date

Other Income

Other Reorganization Expenses

In re: EBHI Holdings, Inc. Case No.: 09-12099

Debtor Reporting Period: July 5 - August 1, 2009

MOR-3: BALANCE SHEET

ASSETS

CURRENT ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

Unrestricted Cash and Equivalents $- $-

Accounts Receivable (Net) - -

Inventories - -

Prepaid Expenses - -

Professional Retainers - -

TOTAL CURRENT ASSETS

PROPERTY AND EQUIPMENT Property and Equipment 1,449,569 1,459,000

OTHER ASSETS Other Assets (see attached schedule) 214,848,241 215,160,000

TOTAL OTHER ASSETS 214,848,241 215,160,000

TOTAL ASSETS $216,297,810 $216,619,000

LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

Accounts Payable $ - $ - Taxes Payable - - Wages Payable - - Rent / Leases - Building/Equipment - -

Professional Fees - - Secured Debt / Adequate Protection Payments - - Other Post-Petition Liabilities - - TOTAL POST-PETITION LIABILITIES - - LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments - -

Priority Debt 22,424,000 22,424,000 Unsecured Debt 451,000 451,000

TOTAL PRE-PETITION LIABILITIES 22,875,000 22,875,000

TOTAL LIABILITIES 22,875,000 22,875,000

OWNER EQUITY

Capital Stock 309,000 309,000

Additional Paid-In Capital 632,394,000 632,394,000

Retained Earnings - Pre-Petition (438,959,000) (438,959,000)

Retained Earnings - Pre-Petition (321,190) -

NET OWNER EQUITY 193,422,810 193,744,000

TOTAL LIABILITIES AND OWNERS’ EQUITY $216,297,810 $216,619,000

In re: EBHI Holdings, Inc. Case No.: 09-12099

Debtor Reporting Period: July 5 - August 1, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER ASSETS

Intercompany receivables from affiliates $ 214,248,241 $ 214,560,000

Investment in subsidiaries 600,000 600,000

214,848,241 215,160,000

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

In re: EBHI Holdings, Inc. Case No.: 09-12099

Debtor Reporting Period: July 5 - August 1, 2009

MOR-5: DEBTOR QUESTIONNAIRE Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Port: 3248.1

EDDIE BAUER UTILITY ESCROW FUND PRI USD

PT SEQ # 1

PT TYPE principal

Ac # 3248

Ac Name EDDIE BAUER HOLDINGS INC.

Opened 07/02/2009

Ac Type CT Escrow/Business

Exp Close N/A

Capacity Default Capacity Code

Pre-Closed N/A

Closed N/A

Why Closed N/A

Cash summary

Ledger Cash

0.00

Available Cash

0.00

Sweep Balance

654,000.00

Market Value and Fee Summary

Market Value

0.00

As Of

06/30/2009

Calendar year Fees

0.00

For Year

Master File Menu?

Account?

Affiliations?

Events?

Holdings - Settlement?

Holdings - Trade?

Transactions?

Open Orders?

Currency cost?

Cash Projections?

Port: 3273.1

EDDIE BAUER – RESOLVED CURE

PT SEQ # 1

PT TYPE principal

Ac # 3273

Ac Name EDDIE BAUER - RESOLVED CURE ESCROW

Opened 07/29/2009

Ac Type CT Escrow/Business

Exp Close N/A

Capacity Default Capacity Code

Pre-Closed N/A

Closed N/A

Why Closed N/A

Cash summary

Ledgar Cash

0.00

Available Cash

0.00

Sweep Balance

2,580,087.96

Market Value and Fee Summary

Market Value

0.00

As Of

07/31/2009

Calendar year Fees

0.00

For Year

Master File Menu?

Account?

Affiliations?

Events?

Holdings - Settlement?

Holdings - Trade?

Transactions?

Open Orders?

Currency cost?

Cash Projections?

Port: 3275.1

EDDIE BAUER – UNRESOLVED CURE ESCROW

PT SEQ # 1

PT TYPE principal

Ac # 3275

Ac Name EDDIE BAUER – UNRESOLVED CURE ESCROW

Opened 07/30/2009

Ac Type CT Escrow/Business

Exp Close N/A

Capacity Default Capacity Code

Pre-Closed N/A

Closed N/A

Why Closed N/A

Cash summary

Ledger Cash

0.00

Available Cash

0.00

Sweep Balance

984,334.01

Market Value and Fee Summary

Market Value

0.00

As Of

07/31/2009

Calendar year Fees

0.00

For Year

Master File Menu?

Account?

Affiliations?

Events?

Holdings - Settlement?

Holdings - Trade?

Transactions?

Open Orders?

Currency cost?

Cash Projections?

Port: 3274.1

EDDIE BAUER – PARTIALLY PAID CURE ESCROW

PT SEQ # 1

PT TYPE principal

Ac # 3274

Ac Name Eddie Bauer - PARTIALLY PAID CURE ESCROW

Opened 07/30/2009

Ac Type CT Escrow/Business

Exp Close N/A

Capacity Default Capacity Code

Pre-Closed N/A

Closed N/A

Why Closed N/A

Cash summary

Ledger Cash

0.00

Available Cash

0.00

Sweep Balance

734,248.90

Market Value and Fee Summary

Market Value

0.00

As Of

07/31/2009

Calendar year Fees

0.00

For Year

Master File Menu?

Account?

Affiliations?

Events?

Holdings - Settlement?

Holdings - Trade?

Transactions?

Open Orders?

Currency cost?

Cash Projections?

Port: 3272.1

EDDIE BAUER – LEASE CURE ESCROW

PT SEQ # 1

PT TYPE principal

Ac # 3272

Ac Name - EDDIE BAUER - LEASE CURE ESCROW

Opened 07/29/2009

Ac Type CT Escrow/Business

Exp Close N/A

Capacity Default Capacity Code

Pre-Closed N/A

Closed N/A

Why Closed N/A

Cash summary

Ledger Cash

0.00

Available Cash

0.00

Sweep Balance

2,691,454.53

Market Value and Fee Summary

Market Value

0.00

As Of

07/31/2009

Calendar year Fees

0.00

For Year

Master File Menu?

Account?

Affiliations?

Events?

Holdings - Settlement?

Holdings - Trade?

Transactions?

Open Orders?

Currency cost?

Cash Projections?

Port: 3276.1

EDDIE BAUER – WORKING CAPITAL ESCROW

PT SEQ # 1

PT TYPE principal

Ac # 3276

Ac Name EDDIE BAUER – WORKING CAPITAL ESCROW

Opened 07/30/2009

Ac Type CT Escrow/Business

Exp Close N/A

Capacity Default Capacity Code

Pre-Closed N/A

Closed N/A

Why Closed N/A

Cash summary

Ledger Cash

0.00

Available Cash

0.00

Sweep Balance

10,016,000.00

Market Value and Fee Summary

Market Value

0.00

As Of

07/31/2009

Calendar year Fees

0.00

For Year

Master File Menu?

Account?

Affiliations?

Events?

Holdings - Settlement?

Holdings - Trade?

Transactions?

Open Orders?

Currency cost?

Cash Projections?

Port: 3277.1

EDDIE BAUER – CARVE OUT ESCROW

PT SEQ # 1

PT TYPE principal

Ac # 3277

Ac Name - EDDIE BAUER – CARVE OUT ESCROW

Opened 07/30/2009

Ac Type CT Escrow/Business

Exp Close N/A

Capacity Default Capacity Code

Pre-Closed N/A

Closed N/A

Why Closed N/A

Cash summary

Ledger Cash

0.00

Available Cash

0.00

Sweep Balance

9,362,000.00

Market Value and Fee Summary

Market Value

0.00

As Of

07/31/2009

Calendar year Fees

0.00

For Year

Master File Menu?

Account?

Affiliations?

Events?

Holdings - Settlement?

Holdings - Trade?

Transactions?

Open Orders?

Currency cost?

Cash Projections?

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Amargosa, Inc. Debtor Case No. : 09-12100 Reporting Period: July 5—August 1, 2009 MONTHLY OPERATING REPORT REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit / Supplement Attached Schedule of Cash Receipts and Disbursements MOR-1 Yes Bank Reconciliation MOR-1a Yes Schedule of Professional Fees Paid MOR-lb No Note l Copies of bank statements No Note 2 Cash disbursements journals No Note 2 Statement of Operations MOR-2 Yes Balance Sheet MOR-3 Yes Status of Post-Petition Taxes MOR-4 Yes MOR-4a & 4b Copies of IRS Form 6123 or payment receipt No , Note 2 Copies of tax returns filed during reporting period No Note 2 Summary of Unpaid Post-Petition Debts MOR-4 Yes Listing of aged accounts payable MOR-4 No Note 2 Accounts Receivable Reconciliation and Aging MOR-5 Yes Debtor Questionnaire MOR-5 Yes Notes: (1) Requested information is not applicable to reporting entity. (2) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief. 8/20/09 Signature of Authorized Individual* Date Morvin Edwards Toland CFO Printed Name of Authorized Individual Title of Authorized Individual *Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: July 5 - August 1, 2009

MOR-1: CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	CURRENT MONTH		CUMULATIVE FILING TO DATE	
	ACTUAL	PROJECTED	ACTUAL	PROJECTED
BEGINNING CASH	$ 4,164,890	$ 3,600,000	$ 3,677,900	$ 3,677,900
RECEIPTS				
CASH SALES	54,138,994	51,136,042	107,137,714	98,056,459
LOANS AND ADVANCES (1)	9,606,599	14,967,943	(5,337,303)	17,717,608
TOTAL RECEIPTS	63,745,593	66,103,986	101,800,411	115,774,066
DISBURSEMENTS				
PAYROLL & BENEFITS	27,505,459	12,084,465	33,252,996	18,528,941
MERCHANDISE PAYMENTS	12,768,121	27,612,071	25,674,185	44,301,690
RENT & OCCUPANCY	7,390,374	7,000,000	16,026,836	15,250,000
OTHER OPERATING	13,845,388	14,320,260	20,842,202	25,137,027
CAPITAL EXPENDITURES	988,254	1,599,639	1,256,383	2,501,515
PROFESSIONAL FEES	-	695,000	1,807,159	2,739,500
FINANCING COSTS	49,432	162,550	2,961,830	2,963,294
UTILITY DEPOSITS	724,098	-	724,098	800,000
OTHER NON-ORDINARY COURSE	8,414,279	9,530,000	8,417,540	9,530,000
CHANGE IN FLOAT	(4,495,144)	(6,900,000)	(6,205,139)	(5,900,000)
TOTAL DISBURSEMENTS	67,190,260	66,103,986	104,758,089	115,851,966
NET CASH FLOW	(3,444,667)	-	(2,957,677)	(77,900)
ENDING CASH	$ 720,223	$ 3,600,000	$ 720,223	$ 3,600,000

Notes:

(1) Loans and Advances are net of any revolver pay downs

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: July 5 - August 1, 2009

MOR-1A: BANK RECONCILIATIONS

BANK NAME	Account Description	Account Number	Balance
Banc of America Securities	Investment Acct	XXXXXX9119	$ -
Bank of America	Expeditors Escrow Account	XX0679	1,027,245
Bank of America	Master Disbursement	XXXXXX1135	219,902
Bank of America	Retail Bankcard Depository	XXXXXX6375	-
Bank of America	ACH/Wire Disbursement	XXXXXX6394	294
Bank of America	Store Depository Drawdown	XXXXXX6399	66,000
Bank of America	Master Depository Concentration	XXXXXX6436	198,146
Bank of America	AP Positive Pay Disbursement	XXXXXX4654	17,094
Bank of America	Refund Positive Pay Disbursement	XXXXXX4670	440
Bank of America	Photo Shoot	XXXXXX0685	-
Bank of America	Payroll Controlled Disbursement	XXXXXX3515	6
Bank of America	Workmans Comp Disbursement	XXXXXX3523	4
Bank of America	Store Depository Account	XXXXXX9791	-
Bank of America	Master Depository and Disbursement	XXXXXX6550	-
Bank of Jackson Hole	Store Depository Account	XX2638	4,841
Capital One	Store Depository Account	XXXXX2267	2,895
Citibank	CIGNA VEBA Imprest	XXXX8273	298,991
Fifth Third Bank	Store Depository Account	XXXXXX9138	6,531
First Commonwealth	Store Depository Account	XXXXX5704	3,641
JP Morgan Chase Bank	Store Depository Account	XXXXX5767	24,329
KeyBank	Store Depository Account	XXXXXXXX0108	38,025
MB Financial Bank	Store Depository Account	XXXXX6400	10,986
National City Bank	Store Depository Account	XXXXX1401	2,744
National City Bank	Store Depository Account	XXXXX9183	6,041
PNC Bank	Store Depository Account	XXXXXX5994	7,164
UMB	Store Depository Account	XXXXXX5829	6,581
US Bank	Store Depository Account	XXXXXXXX3152	23,840
Wells Fargo	Store Depository Account	XXXXXX0139	49,393
Wilmington Trust Co	Store Depository Account	XXXX5122	7,197
JP Morgan Chase Bank	UHG Benefits Disbursement	XXXXX1970	61,023

I attest that each of the Debtors' corporate bank accounts is reconciled to monthly bank statements. The Company's standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors' bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

Authorized Representative

Mean Edward Toland

Printed Name of Authorized Representative

In re: Amargosa, Inc. Debtor Case No. : 09-12100 Reporting Period: July 5—August 1, 2009 MOR-2: STATEMENT OF OPERATIONS REVENUES Current Month Cumulative Filing to Date Net Revenue $ 48,166,452 $ 88,019,452 OPERATING EXPENSES Cost of Goods Sold, Including Buying and Occupancy 38,918,573 60,701,573 Selling, General and Administrative Expenses 15,419,641 27,253,641 Operating Income (6,171,762) 64,238 OTHER INCOME AND EXPENSES Other Income (Expense), Net (see attached schedule) 208,373 208,373 Interest Expense 2,477,929 5,980,929 Net Profit (Loss) Before Reorganization Items (8,441,318) (5,708,318) REORGANIZATION ITEMS Professional Fees 1,988,672 2,612,672 U.S. Trustee Quarterly Fees 37,150 37,150 Interest Earned on Accumulated Cash from Chapter 11—- Gain (Loss) from Sale of Equipment (253,501) (253,501) Other Reorganization Expenses 2,471,442 2,471,442 Total Reorganization Expenses 4,750,764 5,374,764 Income Taxes 3,250 3,250 Net Profit (Loss) $ (13,195,332) $ (11,086,332)

In re: Amargosa, Inc. Debtor Case No. : 09-12100 Reporting Period: July 5—August 1, 2009 MOR-2: STATEMENT OF OPERATIONS (Continuation Sheet) BREAKDOWN OF “OTHER” CATEGORY Current Month Cumulative Filing to Date Other Income Equity in (earnings) of foreign joint ventures $ 208,264 $ 208,264 Investment income 109 109 208,373 208,373 Other Reorganization Expenses

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: July 5 - August 1, 2009

MOR-3: BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$ 2,621,229	$ 8,720,000
Accounts Receivable (Net)	15,356,501	18,546,000
Inventories	117,722,537	108,368,000
Prepaid Expenses	28,557,783	14,676,000
Professional Retainers	480,721	1,641,000
TOTAL CURRENT ASSETS	164,738,771	151,951,000
PROPERTY AND EQUIPMENT		
Property and Equipment	92,561,888	93,385,000
OTHER ASSETS		
Other Assets (see attached schedule)	195,373,844	195,614,000
TOTAL OTHER ASSETS	195,373,844	195,614,000
TOTAL ASSETS	$ 452,674,503	$ 440,950,000

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)		
Accounts Payable	$ 22,497,344	$ 1,195,000
Taxes Payable	3,051,386	4,347,574
Wages Payable	12,653,813	8,066,000
Rent / Leases - Building/Equipment	39,752,914	39,058,000
Professional Fees	2,683,322	-
Secured Debt / Adequate Protection Payments	36,073,431	41,411,000
Other Post-Petition Liabilities (see attached schedule)	583,614,437	572,709,426
TOTAL POST-PETITION LIABILITIES	700,326,647	666,787,000
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt / Adequate Protection Payments	177,592,338	177,238,000
Priority Debt	-	-
Unsecured Debt	42,531,550	53,727,000
TOTAL PRE-PETITION LIABILITIES	220,123,887	230,965,000
TOTAL LIABILITIES	920,450,534	897,752,000
OWNER EQUITY		
Capital Stock	500,000	500,000
Retained Earnings - Pre-Petition	(448,396,000)	(448,396,000)
Retained Earnings - Post-Petition	(11,086,332)	-
Adjustments to Owner Equity (see attached schedule)	(8,793,699)	(8,906,000)
NET OWNER EQUITY	(467,776,032)	(456,802,000)
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 452,674,503	$ 440,950,000

In re: Amargosa, Inc. Debtor Case No. : 09-12100 Reporting Period: July 5—August 1, 2009 MOR-3: BALANCE SHEET (Continuation Sheet) ASSETS OTHER CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE OTHER ASSETS Goodwill $ 43,175,139 $ 43,175,000 Trademarks 105,109,500 105,110,000 Licensing agreements 11,217,949 11,667,000 Investment in subsidiaries 20,070,062 20,070,000 Investment in foreign joint ventures (EB Japan) 7,452,730 7,131,000 Deferred financing fees 2,589,667 2,636,000 Capitalized software 5,758,798 5,825,000 195,373,844 195, 614,000 LIABILITIES AND OWNER EQUITY OTHER POST-PETITION LIABILITIES BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE Bank overdraft $ 7,162,100 $ 3,252,000 Deferred tax liabilities (current & non-current) 41,846,000 41,375,000 Intercompany payables to affiliates 516,496,072 508,742,000 Sales, payroll and business taxes 439,511 425,426 Allowance for sales returns 4,438,001 6,015,000 Gift certificates & deferred revenues 3,311,146 3,183,000 Other accrued expenses 6,618,532 6,414,000 Non-current post-retirement liabilities 3,303,075 3,303,000 583,614,437 572,709,426 ADJUSTMENTS TO OWNER EQUITY OCI—Foreign currency translation adjustments and other post retirement $ (8,793,699) $ (8,906,000)

In re: Amargosa, Inc. Debtor Case No. : 09-12100 Reporting Period: July 5—August 1, 2009 MOR-4: STATUS OF POST-PETITION TAXES FEDERAL Beginning Tax Liability Amount Withheld or Accrued Amount Paid Date Paid Check No. or EFT Ending Tax Liability Withholding $ 415,324 $ 1,408,683 $(878,159) Various Various $ 945,847 FICA-Employee 312,951 676,476 (649,573) Various Various 339,854 FICA-Employer 312,956 676,475 (649,576) Various Various 339,854 Unemployment 7,199 14,729 (14,979) Various Various 6,948 Income tax (1) (268,333)—- N/A N/A (268,333) Total Federal Taxes $ 780,096 $ 2,776,362 $ (2,192,288) $ 1,364,171 Withholding 80,321 369,501 (172,436) Various Various 77,387 Sales & Use 3,091,218 2,594,078 (3,850,596) Various Various 1,834,700 Excise 43,868 4,952 (32,268) Various Various 16,551 Unemployment 34,727 67,943 (71,095) Various Various 31,575 Real Property 84,208 9,000—N/A N/A 93,208 Personal Property 67,500 11,441—N/A N/A 78,941 Income tax (1) (422,556) (15,115) N/A N/A (437,671) Franchise (2) (20,723) 13,248 N/A N/A (7,475) Total State and Local Taxes $ 2,958,563 $ 2,870,163 $ (4,141,510) $ 1,687,215 Notes: (1) Currently the Debtors have a Federal, State and Local Income Tax overpayment balance which is netted within Taxes Payable on MOR-3. (2) Currently the Debtors have a Franchise Tax overpayment balance which is netted within Taxes Payable on MOR-3. I attest that all sales and use tax returns have been filed in accordance with state/county/city requirements for the above referenced period and according to the Company’s tax payment schedule (See attached Schedule MOR4 -B.) Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1. All payroll taxes and tax returns are paid through Ceridian, a third party payroll processor. Taxes withheld from employee wages are remitted by the Company to Ceridian. Ceridian is responsible for remitting both the employer and employee portion of payroll tax liabilities to the appropriate jurisdictions, The attached is confirmation that the Company has remitted payroll tax obligations to Ceridian for each of the payroll runs during the fiscal period covered by this report. Authorized Representative Marvin Edward Toland Printed Name of Authorized Representative MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS NUMBER OF DAYS PAST DUE Current 0-30 31-60 61-90 Over 90 Total Accounts Payable $ 22,497,344 $—$—$—$—$ 22,497,344 Wages Payable 12,653,813———12,653,813 Taxes Payable 3,051,386———3,051,386 Rent/Leases-Building 39,752,914———39,752,914 Secured Debt/Adequate Protection Payments 36,073,431———36,073,431 Professional Fees 2,683,322—- .—2,683,322 Bank overdraft 7,162,100———7,162,100 Deferred tax liabilities (current & noncurrent) 41,846,000———41,846,000 Intercompany payables to affiliates 516,496,072———516,496,072 Sales, payroll and business taxes 439,511———439,511 Allowance for sales returns 4,438,001———4,438,001 Gift certificates & deferred revenues 3,311,146———3,311,146 Other accrued expenses 6,618,532———6,618,532 Non-current post-retirement liabilities 3,303,075———3,303,075 Total Post-Petition Debts $ 700,326,647 $—$—$—$—$ 700,326,647

07/06/2009 5:39:20 PM –0700 Ceridian Tax Service PAGE 1 OF 1 CTS 17390 BROOKHURST STREET, SUITE 300 FOUNTAIN VALLEY, CA 92708-3737 714 377-4500 URGENT! PLEASE DELIVER THIS MESSAGE IMMEDIATELY. Date: MON, JUL 06, 2009 Time: 05:31 PM To: Attn: TAMI BUMILLER Company: EDDIE BAUER INC Fax Number: 14257557625 SUBJECT: Payroll Tax/Payment Solutions Transmission Receipt This report lists all Payroll Tax and/or Payment Solutions transmissions received and processed on 07/06/09. Companies that have not been installed will not be included on this report. Please verify these amounts against your records and report any differences or concerns to your Customer Service Contact immediately. PR Proc Id Client Id Chk Date Transaction Amount 3EB M6175-00 07/10/09 1,130,852.69 PR Proc Id Client Id Chk Date Transaction Amount Total Amount : 1,130,852.69 Pages Transmitted 1 Fax Number 147

07/08/2009 5:34:01 PM –0700 Ceridian Tax Service PAGE 1 OF 1 CTS 17390 BROOKHURST STREET, SUITE 300 FOUNTAIN VALLEY, CA 92708-3737 714 377-4500 URGENT! PLEASE DELIVER THIS MESSAGE IMMEDIATELY. Date: WED, JUL 08, 2009 Time: 05:31 PM To: Attn: TAMI BUMILLER Company: EDDIE BAUER INC Fax Number: 14257557625 SUBJECT: Payroll Tax/Payment Solutions Transmission Receipt This report lists all Payroll Tax and/or Payment Solutions transmissions received and processed on 07/08/09. Companies that have not been installed will not be included on this report. Please verify these amounts against your records and report any differences or concerns to your Customer Service Contact immediately. PR Proc Id Client Id Chk Date Transaction Amount 3EB M6175-00 07/10/09 32,594.76 PR Proc Id Client Id Chk Date Transaction Amount Total Amount : 32,594.76 Pages Transmitted 1 Fax Number 149

07/20/2009 5:36:37 PM –0700 Ceridian Tax Service PAGE 1 OF 1 CTS 17390 BROOKHURST STREET, SUITE 300 FOUNTAIN VALLEY, CA 92708-3737 714 377-4500 URGENT! PLEASE DELIVER THIS MESSAGE IMMEDIATELY. Date: MON, JUL 20, 2009 Time: 05:31 PM To: Attn: TAMI BUMILLER Company: EDDIE BAUER INC Fax Number: 14257557625 SUBJECT: Payroll Tax/Payment Solutions Transmission Receipt This report lists all Payroll Tax and/or Payment Solutions transmissions received and processed on 07/20/09. Companies that have not been installed will not be included on this report. Please verify these amounts against your records and report any differences or concerns to your Customer Service Contact immediately. PR Proc Id Client Id Chk Date Transaction Amount 3EB M6175-00 07/24/09 1,272,371.22 PR Proc Id Client Id Chk Date Transaction Amount Total Amount : 1,272,371.22 Pages Transmitted 1 Fax Number 150

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: July 5 - August 1, 2009

MOR 4A: VERIFICATION OF TAX PAYMENTS

	Vendor Number	Vendor Name	Amount Paid	Payment Date	EFT / Check Number
FEDERAL					
Withholding	000N21624	Ceridian Employer	$ 397,170	07/09/09	09074578
Withholding	000N21624	Ceridian Employer	18,154	07/10/09	09078232
Withholding	000N21624	Ceridian Employer	462,835	07/23/09	09078459
FICA-Employee	000N21624	Ceridian Employer	307,287	07/09/09	09074578
FICA-Employee	000N21624	Ceridian Employer	5,664	07/10/09	09078232
FICA-Employee	000N21624	Ceridian Employer	336,622	07/23/09	09078459
FICA-Employer	000N21624	Ceridian Employer	307,287	07/09/09	09074578
FICA-Employer	000N21624	Ceridian Employer	5,669	07/10/09	09078232
FICA-Employer	000N21624	Ceridian Employer	336,621	07/23/09	09078459
Unemployment	000N21624	Ceridian Employer	7,192	07/09/09	09074578
Unemployment	000N21624	Ceridian Employer	7	07/10/09	09078232
Unemployment	000N21624	Ceridian Employer	7,780	07/23/09	09078459
Total Federal			**$ 2,192,288**		
STATE AND LOCAL					
Withholding	000N21624	Ceridian Employer	$ 77,304	07/09/09	09074578
Withholding	000N21624	Ceridian Employer	2,987	07/10/09	09078232
Withholding	000N21624	Ceridian Employer	92,144	07/23/09	09078459
Unemployment	000N21624	Ceridian Employer	34,613	07/09/09	09074578
Unemployment	000N21624	Ceridian Employer	114	07/10/09	09078232
Unemployment	000N21624	Ceridian Employer	36,369	07/23/09	09078459
Total State and Local			**$ 243,531**		
SALES & USE					
Sales & Use	000G00071	MARYLAND STATE OF	$ 64	07/20/09	1975129
Sales & Use	000G00071	MARYLAND STATE OF	76,470	07/20/09	1975129
Sales & Use	000G00072	FORT COLLINS CITY OF	2,082	07/17/09	2004
Sales & Use	000G00072	FORT COLLINS CITY OF	5	07/17/09	2004
Sales & Use	000G00072	FORT COLLINS CITY OF	2,000	07/17/09	2004
Sales & Use	000G00072	FORT COLLINS CITY OF	5	07/17/09	2004
Sales & Use	000G00089	FLAGSTAFF CITY OF	906	07/15/09	1975
Sales & Use	000G00089	FLAGSTAFF CITY OF	2	07/15/09	1975
Sales & Use	000G00089	FLAGSTAFF CITY OF	2	07/15/09	1975
Sales & Use	000G00089	FLAGSTAFF CITY OF	871	07/15/09	1975
Sales & Use	000G00090	PHOENIX CITY OF	506	07/15/09	1973
Sales & Use	000G00090	PHOENIX CITY OF	486	07/15/09	1973
Sales & Use	000G00150	NEBRASKA DEPARTMENT	20,753	07/27/09	2043222
Sales & Use	000G00150	NEBRASKA DEPARTMENT	24	07/27/09	2043222
Sales & Use	000G00150	NEBRASKA DEPARTMENT	23	07/27/09	2043222
Sales & Use	000G00150	NEBRASKA DEPARTMENT	19,939	07/27/09	2043222
Sales & Use	000G00239	TUCSON CITY OF	2,929	07/15/09	1970
Sales & Use	000G00239	TUCSON CITY OF	4	07/15/09	1970
Sales & Use	000G00239	TUCSON CITY OF	2,814	07/15/09	1970
Sales & Use	000G00239	TUCSON CITY OF	3	07/15/09	1970
Sales & Use	000G00270	MARSHALL COUNTY	16	07/15/09	1979
Sales & Use	000G00270	MARSHALL COUNTY	15	07/15/09	1979
Sales & Use	000G00355	KENTUCKY(REF N07294)	30	07/20/09	1975126
Sales & Use	000G00355	KENTUCKY(REF N07294)	14,383	07/20/09	1975126
Sales & Use	000G00355	KENTUCKY(REF N07294)	17,410	07/20/09	1975126
Sales & Use	000G00357	BALDWIN COUNTY	1	07/15/09	1980
Sales & Use	000G00357	BALDWIN COUNTY	2,002	07/15/09	1980
Sales & Use	000G00357	BALDWIN COUNTY	1,923	07/15/09	1980
Sales & Use	000G00357	BALDWIN COUNTY	1	07/15/09	1980
Sales & Use	000G00360	PENNSYLVANIA DEPT OF	9,577	07/20/09	1975138
Sales & Use	000G00360	PENNSYLVANIA DEPT OF	291	07/20/09	1975138
Sales & Use	000G00382	NORTHGLENN CITY OF	2,138	07/17/09	2007
Sales & Use	000G00382	NORTHGLENN CITY OF	15	07/17/09	2007
Sales & Use	000G00382	NORTHGLENN CITY OF	2,055	07/17/09	2007
Sales & Use	000G00382	NORTHGLENN CITY OF	14	07/17/09	2007
Sales & Use	000G00397	CHANDLER CITY OF	1	07/15/09	1969
Sales & Use	000G00397	CHANDLER CITY OF	758	07/15/09	1969
Sales & Use	000G00397	CHANDLER CITY OF	728	07/15/09	1969

In re: Amargosa, Inc. Debtor

MOR 4A: VERIFICATION OF TAX PAYMENTS

Vendor Number vendor name Amount paid payment date eft / check number

Case No. : 09-12100 Reporting Period: July 5 - August 1, 2009

Sales & Use 000000397 CHANDLER CITY OF 1 07/15/09 1969 Sales & Use 000600407 LEES SUMMIT CITY OF 794 07/17/09 1995 Sales & Use 000000407 LEES SUMMIT CITY OF 762 07/17/09 1995 Sales & Use 000000424 COUNTRY CLUB PLAZA 623 07/17/09 1994 Sales & Use 000000424 COUNTRY CLUB PLAZA 599 07/17/09 1994 Sales & Use 000000434 LITTLETON CITY OF 4 07/17/09 2008 Sales & Use 000600434 LITTLETON CITY OF 2,810 07/17/09 2008 Sales & Use 000000434 LITTLETON CITY OF 2,700 07/17/09 2008 Sales & Use 000000434 LITTLETON CITY OF 4 07/17/09 2008 Sales & Use 000600457 BROOMFIELD CITY&CNTY 5,644 07/17/09 2006 Sales & Use 000000457 BROOMFIELD CITY&CNTY 5,422 07/17/09 2006 Sales & Use 000000499 LAKEWOOD CITY OF 13 07/17/09 2001 Sales & Use 000000499 LAKEWOOD CITY OF 6,470 07/17/09 2001 Sales & Use 000000499 LAKEWOOD CITY OF 13 07/17/09 2001 Sales & Use 000000499 LAKEWOOD CITY OF 6,217 07/17/09 2001 Sales & Use 000600525 WELLS FARGO BANK WES 2,876 07/17/09 2010 Sales & Use 000000525 WELLS FARGO BANK WES 2,763 07/17/09 2010 Sales & Use 000000668 BOULDER CITY OF 1,917 07/17/09 2013 Sales & Use 000000668 BOULDER CITY OF 6 07/17/09 2013 Sales & Use 000600668 BOULDER CITY OF 1,842 07/17/09 2013 Sales & Use 000000668 BOULDER CITY OF 6 07/17/09 2013 Sales & Use 000NO3002 STATE OF NEW JERSEY 5,328 07/20/09 1975132 Sales & Use 000NO3002 STATE OF NEW JERSEY 117 07/20/09 1975132 Sales & Use 000NO3129 MICHIGAN STATE OF 54,636 07/20/09 1975130 Sales & Use 000NO3129 MICHIGAN STATE OF 54,636 07/31/09 2104757 Sales & Use 000NO3842 INDIANA DEPT OF REV 116,143 07/20/09 1975125 Sales & Use 000NO3842 INDIANA DEPT OF REV 147 07/20/09 1975125 Sales & Use 000N04027 OHIO DEPT OF TAX 88,000 07/23/09 2023767 Sales & Use 000N04027 OHIO DEPT OF TAX 22,415 07/23/09 2023767 Sales & Use 000N04027 OHIO DEPT OF TAX 21,536 07/23/09 2023767 Sales & Use 000N04328 WISCONSIN DEPT OF 119,122 07/20/09 1975144 Sales & Use 000N04328 WISCONSIN DEPT OF 145 07/20/09 1975144 Sales & Use 000N04968 GEORGIA STATE OF 87 07/20/09 1975123 Sales & Use 000N04968 GEORGIA STATE OF 28,551 07/20/09 1975123 Sales & Use 000N04968 GEORGIA STATE OF 44,576 07/20/09 1975123 Sales & Use 000N04968 GEORGIA STATE OF 3,882 07/20/09 1975123 Sales & Use 000N05151 MISSOURI DEPT OF REV 12,720 07/15/09 1943088 Sales & Use 000N05151 MISSOURI DEPT OF REV 14,413 07/17/09 1992 Sales & Use 000N05151 MISSOURI DEPT OF REV 66 07/17/09 1992 Sales & Use 000N05151 MISSOURI DEPT OF REV 12,720 07/31/09 2104755 Sales & Use 000N05151 MISSOURI DEPT OF REV 7,485 07/17/09 1993 Sales & Use 000N05151 MISSOURI DEPT OF REV 12,720 07/22/09 2013109 Sales & Use 000N05151 MISSOURI DEPT OF REV 12,720 07/07/09 1834529 Sales & Use 000N05151 MISSOURI DEPT OF REV 7,191 07/17/09 1993 Sales & Use 000N05151 MISSOURI DEPT OF REV 64 07/17/09 1992 Sales & Use 000N05151 MISSOURI DEPT OF REV 13,848 07/17/09 1992 Sales & Use 000N05497 MAINE REVENUE SERV 20,385 07/13/09 1926 Sales & Use 000N05497 MAINE REVENUE SERV 18 07/13/09 1926 Sales & Use 000N05497 MAINE REVENUE SERV 29 07/28/09 2047 Sales & Use 000N05497 MAINE REVENUE SERV 17 07/13/09 1926 Sales & Use 000N05497 MAINE REVENUE SERV 19,585 07/13/09 1926 Sales & Use 000N05497 MAINE REVENUE SERV 32,261 07/28/09 2047 Sales & Use 000N06007 MINNESOTA DEPARTMENT 5,787 07/20/09 1975131 Sales & Use 000N06007 MINNESOTA DEPARTMENT 207 07/20/09 1975131 Sales & Use 000N06616 COMMONWEALTH OF VIRG 143 07/20/09 1975143 Sales & Use 000N06616 COMMONWEALTH OF VIRG 74,115 07/20/09 1975143 Sales & Use 000N06616 COMMONWEALTH OF VIRG 47,494 07/20/09 1975143 Sales & Use 0001406649 FLORIDA DEPT OF REV 128 07/20/09 1975122 Sales & Use 000N06649 FLORIDA DEPT OF REV 51,773 07/20/09 1975122 Sales & Use 000N06649 FLORIDA DEPT OF REV 55,800 07/20/09 1975122 Sales & Use 0001406660 UTAH STATE TAX COMMI 37,166 07/30/09 2093790

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: July 5 - August 1, 2009

MOR 4A: VERIFICATION OF TAX PAYMENTS

	Vendor Number	Vendor Name	Amount Paid	Payment Date	EFT / Check Number
Sales & Use	000N06660	UTAH STATE TAX COMMI	55	07/30/09	2093790
Sales & Use	000N06660	UTAH STATE TAX COMMI	35,708	07/30/09	2093790
Sales & Use	000N06660	UTAH STATE TAX COMMI	53	07/30/09	2093790
Sales & Use	000N06666	RHODE ISLAND STATE	12	07/20/09	1975139
Sales & Use	000N06666	RHODE ISLAND STATE	514	07/20/09	1975139
Sales & Use	000N06853	TEXAS STATE TREASURE	451	07/20/09	1975142
Sales & Use	000N06853	TEXAS STATE TREASURE	306,928	07/20/09	1975142
Sales & Use	000N06855	SOUTH CAROLINA TAX	61,281	07/20/09	1975140
Sales & Use	000N06855	SOUTH CAROLINA TAX	63	07/20/09	1975140
Sales & Use	000N06869	SCOTTSDALE CITY OF	3	07/15/09	1972
Sales & Use	000N06869	SCOTTSDALE CITY OF	1,447	07/15/09	1972
Sales & Use	000N06869	SCOTTSDALE CITY OF	1,391	07/15/09	1972
Sales & Use	000N06869	SCOTTSDALE CITY OF	3	07/15/09	1972
Sales & Use	000N07161	STATE OF NEVADA SALE	12,176	07/28/09	2045
Sales & Use	000N07161	STATE OF NEVADA SALE	9	07/28/09	2045
Sales & Use	000N07161	STATE OF NEVADA SALE	9	07/28/09	2045
Sales & Use	000N07161	STATE OF NEVADA SALE	11,699	07/28/09	2045
Sales & Use	000N07162	TENNESSEE STATE OF	291	07/20/09	1975141
Sales & Use	000N07162	TENNESSEE STATE OF	131,615	07/20/09	1975141
Sales & Use	000N07164	OKLAHOMA TAX COMMISS	6,533	07/20/09	1975137
Sales & Use	000N07164	OKLAHOMA TAX COMMISS	20,113	07/20/09	1975137
Sales & Use	000N07164	OKLAHOMA TAX COMMISS	5,000	07/17/09	1964594
Sales & Use	000N07164	OKLAHOMA TAX COMMISS	12,000	07/17/09	1964594
Sales & Use	000N07164	OKLAHOMA TAX COMMISS	35	07/20/09	1975137
Sales & Use	000N07173	STATE OF LOUISIANA	25	07/20/09	1975127
Sales & Use	000N07173	STATE OF LOUISIANA	18,540	07/20/09	1975127
Sales & Use	000N07174	IDAHO STATE TAX COMM	21	07/16/09	1988
Sales & Use	000N07174	IDAHO STATE TAX COMM	15,262	07/16/09	1988
Sales & Use	000N07174	IDAHO STATE TAX COMM	14,664	07/16/09	1988
Sales & Use	000N07174	IDAHO STATE TAX COMM	20	07/16/09	1988
Sales & Use	000N07175	WYOMING STATE OF	3	07/28/09	2044
Sales & Use	000N07175	WYOMING STATE OF	8,221	07/28/09	2044
Sales & Use	000N07175	WYOMING STATE OF	7,899	07/28/09	2044
Sales & Use	000N07175	WYOMING STATE OF	3	07/28/09	2044
Sales & Use	000N07176	VERMONT DEPT OF TAX	153	07/28/09	2046
Sales & Use	000N07176	VERMONT DEPT OF TAX	2	07/28/09	2046
Sales & Use	000N07176	VERMONT DEPT OF TAX	612	07/28/09	2046
Sales & Use	000N07176	VERMONT DEPT OF TAX	8	07/28/09	2046
Sales & Use	000N07177	SOUTH DAKOTA DEPT OF	4,020	07/23/09	2023768
Sales & Use	000N07177	SOUTH DAKOTA DEPT OF	4,615	07/23/09	2023768
Sales & Use	000N07177	SOUTH DAKOTA DEPT OF	15	07/23/09	2023768
Sales & Use	000N07177	SOUTH DAKOTA DEPT OF	3,305	07/23/09	2023768
Sales & Use	000N07177	SOUTH DAKOTA DEPT OF	14	07/23/09	2023768
Sales & Use	000N07177	SOUTH DAKOTA DEPT OF	3,862	07/23/09	2023768
Sales & Use	000N07177	SOUTH DAKOTA DEPT OF	4,434	07/23/09	2023768
Sales & Use	000N07177	SOUTH DAKOTA DEPT OF	3,175	07/23/09	2023768
Sales & Use	000N07178	NEW MEXICO REV DEPT	18	07/20/09	1975133
Sales & Use	000N07178	NEW MEXICO REV DEPT	38,593	07/20/09	1975133
Sales & Use	000N07183	ARKANSAS STATE OF	5,600	07/10/09	1894818
Sales & Use	000N07183	ARKANSAS STATE OF	46	07/20/09	1975120
Sales & Use	000N07183	ARKANSAS STATE OF	5,600	07/24/09	2035269
Sales & Use	000N07183	ARKANSAS STATE OF	24,844	07/20/09	1975120
Sales & Use	000N07185	IOWA STATE OF	19,096	07/27/09	2043220
Sales & Use	000N07316	NORTH DAKOTA TAX COM	34	07/28/09	2043
Sales & Use	000N07316	NORTH DAKOTA TAX COM	20,674	07/28/09	2043
Sales & Use	000N07316	NORTH DAKOTA TAX COM	32	07/28/09	2043
Sales & Use	000N07316	NORTH DAKOTA TAX COM	19,863	07/28/09	2043
Sales & Use	000N07348	AURORA CITY OF	19	07/17/09	2011
Sales & Use	000N07348	AURORA CITY OF	1,750	07/17/09	2011
Sales & Use	000N07348	AURORA CITY OF	1,682	07/17/09	2011
Sales & Use	000N07348	AURORA CITY OF	18	07/17/09	2011

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: July 5 - August 1, 2009

MOR 4A: VERIFICATION OF TAX PAYMENTS

	Vendor Number	Vendor Name	Amount Paid	Payment Date	EFT / Check Number
Sales & Use	000N08368	PARISH OF JEFFERSON	3,770	07/15/09	1967
Sales & Use	000N08368	PARISH OF JEFFERSON	8	07/15/09	1967
Sales & Use	000N08368	PARISH OF JEFFERSON	8	07/15/09	1967
Sales & Use	000N08368	PARISH OF JEFFERSON	3,622	07/15/09	1967
Sales & Use	000N08724	DENVER CITY & COUNTY	19	07/17/09	2002
Sales & Use	000N08724	DENVER CITY & COUNTY	5,338	07/17/09	2002
Sales & Use	000N08724	DENVER CITY & COUNTY	18	07/17/09	2002
Sales & Use	000N08724	DENVER CITY & COUNTY	5,128	07/17/09	2002
Sales & Use	000N08736	STATE OF COLORADO	140,000	07/20/09	1975121
Sales & Use	000N09002	NEW YORK STATE OF	52,077	07/20/09	1975134
Sales & Use	000N09002	NEW YORK STATE OF	34,718	07/20/09	1975134
Sales & Use	000N09020	ILLINOIS DEPT OF REV	378	07/20/09	1975124
Sales & Use	000N09020	ILLINOIS DEPT OF REV	44,098	07/31/09	2104756
Sales & Use	000N09020	ILLINOIS DEPT OF REV	44,098	07/07/09	1834528
Sales & Use	000N09020	ILLINOIS DEPT OF REV	44,098	07/15/09	1943087
Sales & Use	000N09020	ILLINOIS DEPT OF REV	44,098	07/22/09	2013108
Sales & Use	000N09020	ILLINOIS DEPT OF REV	62,964	07/20/09	1975124
Sales & Use	000N09555	CONNECTICUT STATE OF	8,304	07/30/09	2093789
Sales & Use	000N09555	CONNECTICUT STATE OF	61	07/30/09	2093789
Sales & Use	000N09574	NEW ORLEANS CITY OF	408	07/15/09	1968
Sales & Use	000N09574	NEW ORLEANS CITY OF	392	07/15/09	1968
Sales & Use	000N09884	NORTH CAROLINA STATE	37,683	07/20/09	1975136
Sales & Use	000N09884	NORTH CAROLINA STATE	222	07/20/09	1975136
Sales & Use	000N10668	COLORADO SPRINGS	22	07/17/09	2003
Sales & Use	000N10668	COLORADO SPRINGS	3,391	07/17/09	2003
Sales & Use	000N10668	COLORADO SPRINGS	21	07/17/09	2003
Sales & Use	000N10668	COLORADO SPRINGS	3,258	07/17/09	2003
Sales & Use	000N11430	GLENDALE CITY OF	105	07/15/09	1974
Sales & Use	000N11430	GLENDALE CITY OF	101	07/15/09	1974
Sales & Use	000N14731	LAFAYETTE PARISH	2,254	07/15/09	1966
Sales & Use	000N14731	LAFAYETTE PARISH	6	07/15/09	1966
Sales & Use	000N14731	LAFAYETTE PARISH	6	07/15/09	1966
Sales & Use	000N14731	LAFAYETTE PARISH	2,166	07/15/09	1966
Sales & Use	000N16598	SILVERTHORNE TOWN OF	1,838	07/17/09	2005
Sales & Use	000N16598	SILVERTHORNE TOWN OF	1,766	07/17/09	2005
Sales & Use	000N21123	COLUMBIA CITY OF	290	07/17/09	1996
Sales & Use	000N21123	COLUMBIA CITY OF	279	07/17/09	1996
Sales & Use	000N22263	BIRMINGHAM CITY OF	2,063	07/15/09	1978
Sales & Use	000N22263	BIRMINGHAM CITY OF	3	07/15/09	1978
Sales & Use	000N22263	BIRMINGHAM CITY OF	3	07/15/09	1978
Sales & Use	000N22263	BIRMINGHAM CITY OF	1,982	07/15/09	1978
Sales & Use	000N29342	TEMPE CITY OF	3	07/15/09	1971
Sales & Use	000N29342	TEMPE CITY OF	932	07/15/09	1971
Sales & Use	000N29342	TEMPE CITY OF	3	07/15/09	1971
Sales & Use	000N29342	TEMPE CITY OF	896	07/15/09	1971
Sales & Use	000N29437	CALIFORNIA STATE OF	1,004	07/31/09	2104754
Sales & Use	000N29437	CALIFORNIA STATE OF	241,817	07/31/09	2104754
Sales & Use	000N29437	CALIFORNIA STATE OF	362,726	07/31/09	2104754
Sales & Use	000N29437	CALIFORNIA STATE OF	965	07/31/09	2104754
Sales & Use	000N29723	ALABAMA DEPARTMENT O	6,070	07/20/09	1975119
Sales & Use	000N29723	ALABAMA DEPARTMENT O	3,925	07/20/09	1975119
Sales & Use	000N29723	ALABAMA DEPARTMENT O	7,447	07/20/09	1975119
Sales & Use	000N29723	ALABAMA DEPARTMENT O	12	07/20/09	1975119
Sales & Use	000N29723	ALABAMA DEPARTMENT O	7,000	07/20/09	1975119
Sales & Use	000N29723	ALABAMA DEPARTMENT O	3	07/20/09	1975119
Sales & Use	000N29853	JEFFERSON COUNTY	590	07/15/09	1976
Sales & Use	000N29853	JEFFERSON COUNTY	1	07/15/09	1977
Sales & Use	000N29853	JEFFERSON COUNTY	590	07/15/09	1977
Sales & Use	000N29853	JEFFERSON COUNTY	1	07/15/09	1977
Sales & Use	000N29853	JEFFERSON COUNTY	567	07/15/09	1977
Sales & Use	000N29853	JEFFERSON COUNTY	1	07/15/09	1976

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: July 5 - August 1, 2009

MOR 4A: VERIFICATION OF TAX PAYMENTS

	Vendor Number	Vendor Name	Amount Paid	Payment Date	EFT / Check Number
Sales & Use	000N29853	JEFFERSON COUNTY	555	07/15/09	1976
Sales & Use	000N29856	KANSAS STATE OF	17,000	07/27/09	2043221
Sales & Use	000N29856	KANSAS STATE OF	43	07/27/09	2043221
Sales & Use	000N29856	KANSAS STATE OF	10,000	07/27/09	2043221
Sales & Use	000N29856	KANSAS STATE OF	11,123	07/27/09	2043221
Sales & Use	000N29856	KANSAS STATE OF	7,087	07/27/09	2043221
Sales & Use	000N29856	KANSAS STATE OF	41	07/27/09	2043221
Sales & Use	000N29856	KANSAS STATE OF	6,809	07/27/09	2043221
Sales & Use	000N29856	KANSAS STATE OF	10,687	07/27/09	2043221
Sales & Use	000N29858	ARIZONA DEPT OF REV	67,449	07/20/09	1975145
Sales & Use	000N29858	ARIZONA DEPT OF REV	2,715	07/20/09	1975145
Sales & Use	000N29858	ARIZONA DEPT OF REV	90	07/20/09	1975145
Sales & Use	000N29937	WASHINGTON STATE OF	212	07/27/09	2043223
Sales & Use	000N29937	WASHINGTON STATE OF	227,613	07/27/09	2043223
Sales & Use	000N29937	WASHINGTON STATE OF	204	07/27/09	2043223
Sales & Use	000N29937	WASHINGTON STATE OF	218,687	07/27/09	2043223
Sales & Use	000N32159	CASTLE ROCK TOWN OF	3,971	07/17/09	2009
Sales & Use	000N32159	CASTLE ROCK TOWN OF	3,816	07/17/09	2009
Sales & Use	000N34082	CENTERRA PUBLIC IMPR	826	07/17/09	1999
Sales & Use	000N34082	CENTERRA PUBLIC IMPR	1,324	07/09/09	2600005
Sales & Use	000N34082	CENTERRA PUBLIC IMPR	793	07/17/09	1999
Sales & Use	000N34083	LOVELAND CITY OF	1,182	07/17/09	1998
Sales & Use	000N34083	LOVELAND CITY OF	1,136	07/17/09	1998
Sales & Use	000N34165	CENTERRA LIFESTYLE	661	07/17/09	2000
Sales & Use	000N34165	CENTERRA LIFESTYLE	1,059	07/09/09	2600006
Sales & Use	000N34165	CENTERRA LIFESTYLE	635	07/17/09	2000
Sales & Use	000N34869	CITY OF LONE TREE	25	07/17/09	2012
Sales & Use	000N34869	CITY OF LONE TREE	2,429	07/17/09	2012
Sales & Use	000N34869	CITY OF LONE TREE	2,334	07/17/09	2012
Sales & Use	000N34869	CITY OF LONE TREE	24	07/17/09	2012
Sales & Use	000N34961	PREMIER RESORT TAX P	479	07/16/09	1987
Sales & Use	000N34961	PREMIER RESORT TAX P	1,914	07/16/09	1987
Sales & Use	000N35155	4N SERVICE LLC	287	07/20/09	1570091
Sales & Use	000N35155	4N SERVICE LLC	9	07/20/09	1570091
Sales & Use	000N35526	IDAHO STATE TAX COMM	0	07/16/09	1989
Sales & Use	000N35526	IDAHO STATE TAX COMM	257	07/16/09	1989
Sales & Use	000N35526	IDAHO STATE TAX COMM	0	07/16/09	1989
Sales & Use	000N35526	IDAHO STATE TAX COMM	247	07/16/09	1989
Sales & Use	000N35776	CITY OF WESTMINSTER	7	07/17/09	2014
Sales & Use	000N35776	CITY OF WESTMINSTER	1,151	07/17/09	2014
Sales & Use	000N36262	MEADOWS TTD	219	07/17/09	1997
Sales & Use	000N36262	MEADOWS TTD	210	07/17/09	1997
Sales & Use	000P02553	COMMONWEALTH OF MASS	79	07/20/09	1975128
Sales & Use	000P02553	COMMONWEALTH OF MASS	4,555	07/20/09	1975128
Total Sales & Use			$ 3,850,596		
EXCISE TAX					
Excise	000N29937	SEATTLE CITY TREASURER	$ 779	07/29/09	2060
Excise	000N29937	SEATTLE CITY TREASURER	3,115	07/29/09	2060
Excise	000N29937	CITY OF BELLEVUE	27,356	07/29/09	2059
Excise	000N29937	CITY OF BELLEVUE	1,019	07/29/09	2049
Total Excise			$ 32,268		
STATE AND LOCAL INCOME TAX					
Income tax	000N33405	CITY OF PORTLAND	$ 1,700	07/15/09	1986
Income tax	000G00768	NORTH CAROLINA DEPT	2,750	07/15/09	1982
Income tax	000N01378	KENTUCKY STATE TREAS	2,100	07/15/09	1983
Income tax	000N29937	ALABAMA DEPARTMENT O	250	07/15/09	1984
Income tax	000N29937	MICHIGAN DEPARTMENT OF	8,315	07/21/09	2036
Total Income tax			$ 15,115

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: July 5 - August 1, 2009

MOR 4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

TAXING AUTHORITY	State	Type of Tax	Due Date
ILLINOIS #1 EST	IL	S & U	70709
MISSOURI #1 EST	MO	S & U	70709
ARKANSAS #1 Est.	AR	S & U	71009
ILLINOIS #2 EST	IL	S & U	71509
MISSOURI #2 EST	MO	S & U	71509
OKLAHOMA #1 EST Mail Order	OK	S & U	71709
OKLAHOMA #1 EST Retail	OK	S & U	71709
MICHIGAN #1 Est.	MI	S & U	72009
NEW YORK Est.	NY	S & U	72009
ILLINOIS #3 EST	IL	S & U	72209
MISSOURI #3 EST	MO	S & U	72209
ARKANSAS #2 Est.	AR	S & U	72409
IOWA #1 EST. (for days 1 - 15) All mos.	IA	Sales	72709
MICHIGAN #2 Est.	MI	S & U	73009
ILLINOIS #4 EST	MO	S & U	73109
MISSOURI #4 EST	MO	S & U	73109
MAINE	ME	Sales	71509
BRITISH COLUMBIA	Canada	PST	71509
MANITOBA	Canada	PST	72009
ONTARIO	Canada	PST	72009
SASKATCHEWAN	Canada	PST	72009
GST TAX	Canada	HST/GST	73009
OKLAHOMA	OK	Sales	72009
OKLAHOMA	OK	Use	72009
ALABAMA Sales	AL	Sales/EST	72009
ALABAMA Use	AL	Use	72009
ARIZONA	AZ	Sales	72009
ARKANSAS	AR	Sales	72009
CITY OF AURORA	CO	Sales	72009
CITY OF BIRMINGHAM	AL	Sales	72009
CITY OF BOULDER	CO	Sales	72009
CITY OF BROOMFIELD	CO	Sales	72009
CITY OF CHANDLER	AZ	Sales	72009
CITY OF COLORADO SPRINGS	CO	Sales	72009
CITY OF COLUMBIA	MO	Sales	72009
CITY OF DENVER	CO	Use	72009
CITY OF DENVER	CO	Sales	72009
CITY OF FLAGSTAFF	AZ	S & U	72009
CITY OF FOLEY	AL	S & U	72009
CITY OF NEW ORLEANS	LA	Sales	72009
CITY OF FORT COLLINS	CO	S & U	72009
CITY OF GLENDALE	AZ	S & U	72009
CITY OF LAKEWOOD	CO	S & U	72009
CITY OF LITTLETON	CO	S & U	72009
CITY OF LONE TREE	CO	S & U	72009
CITY OF LOVELAND	CO	Sales	72009
CITY OF LOVELAND/PIF	CO	PIF	72009
CITY OF LOVELAND/RSF	CO	RSF	72009
CITY OF NORTH GLENN	CO	S & U	72009
CITY OF PHOENIX	AZ	S & U	72009

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: July 5 - August 1, 2009

MOR 4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

TAXING AUTHORITY	State	Type of Tax	Due Date
CITY OF SCOTTSDALE	AZ	S & U	72009
CITY OF SILVERTHORNE	CO	S & U	72009
CITY OF TEMPE	AZ	S & U	72009
CITY OF TUCSON	AZ	S & U	72009
CITY OF WESTMINSTER, CO (EFFECTIVE 4/01/08)	CO	S & U	72009
COLORADO	CO	S & U	72009
COUNTRY CLUB PLAZA	MO	S & U	72009
COUNTY OF BALDWIN	AL	S & U	72009
FLORIDA	FL	Use	72009
GEORGIA	GA	Use/EST	72009
IDAHO	ID	Sales	72009
ILLINOIS	IL	S & U	72009
INDIANA	IN	S & U	72009
JEFFERSON COUNTY	AL	Sales	72009
JEFFERSON COUNTY Education	AL	Sales	72009
Lafayette Parish	LA	Sales	72009
LEES SUMMIT	MO	S & U	72009
LOUISIANA	LA	Sales	72009
MARSHALL COUNTY/ CITY OF BOAZ Trust Tax	AL	Sales	72009
MARYLAND	MD	S & U	72009
MASSACHUSSETTS	MA	Sales	72009
MINNESOTA	MN	S & U	72009
MISSOURI	MO	Sales	72009
MISSOURI	MO	Use	72009
NEW JERSEY Only Qtr. Filed online	NJ	Sales	72009
NEW MEXICO	NM	Sales	72009
NEZ PERCE COUNTY	ID	Sales	72009
NORTH CAROLINA	NC	Sales/EST	72009
PARISH OF JEFFERSON	LA	Sales	72009
PENSYLVANIA	PA	Sales	72009
RHODE ISLAND	RI	Sales	72009
TENNESSEE	TN	Sales	72009
TEXAS	TX	Sales	72009
TOWN OF CASTLE ROCK	CO	Sales	72009
VIRGINA	VA	Sales	72009
WELLS FARGO BANK WEST/ Elk Valley City of Lakewood	CO	Sales	72009
WISCONSIN	WI	Sales	72009
KENTUCKY	KY	Sales	72009
Meadows TTD	MO	Sales	72009
SOUTH CAROLINA	SC	Sales	72009
OHIO	OH	Sales	72309
SOUTH DAKOTA	SD	Sales	72309
KANSAS	KS	Sales	72709
NEBRASKA	NB	Sales	72709
VERMONT	VT	Sales	72209
WASHINGTON	WA	Sales	72709
CONNECTICUT	CT	Sales	73009
NEVADA	NV	Sales	73009
NORTH DAKOTA	ND	Sales	73009
UTAH	UT	Sales	73009

In re: Amargosa, Inc. Debtor

Case No. : 09-12100 Reporting Period: July 5 - August 1, 2009

MOR 4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

TAXING AUTHORITY State Type of Tax Due Date

WYOMING WY — Sales 73009 CALIFORNIA (March, June, Sept, Dec) CA Sales 73109 CITY OF BELLEVUE RETAIL & CORP WA Sales 73009 CITY OF OLYMPIA (QUARTERLY) WA Sales 73009 CITY OF SEATTLE (QUARTERLY) WA Sales 73009 CITY OF TACOMA (QUARTERLY) WA Sales 73009 Premier RESORT TAX WI Sales 73009

In re: Amargosa, Inc.
Debtor

Case No.: 09-12100
Reporting Period: July 5 - August 1, 2009

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$ 14,952,212
+ Amounts billed during the period	44,962,933
- Amounts collected during the period	44,242,396
Total Accounts Receivable at the end of the reporting period	15,672,749
Accounts Receivable Aging	**Amount**
0 - 30 days old	15,488,274
31 - 60 days old	182,385
61 - 90 days old	-
91+ days old	2,089
Total Accounts Receivable	15,672,749
Amount considered uncollectible (Bad Debt)	316,248
Accounts Receivable (Net)	15,356,501

MOR-5: DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	x	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	x

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Gobi Fulfillment Services, Inc.
Debtor

Case No. : 09-12101
Reporting Period: July 5 - August 1, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	Yes		
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 3	
Cash disbursements journals		No	Note 3	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	Yes		
Copies of IRS Form 6123 or payment receipt		No	Note 3	
Copies of tax returns filed during reporting period		No	Note 3	
Summary of Unpaid Post-Petition Debts	MOR-4	Yes		
Listing of aged accounts payable	MOR-4	No	Note 3	
Accounts Receivable Reconciliation and Aging	MOR-5	Yes		
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

Date: 8/26/09

Morvin Edwards Tolands

Printed Name of Authorized Individual

CFO

Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Gobi Fulfillment Services, Inc. Case No.: 09-12101 Debtor Reporting Period: July 5—August 1, 2009 MOR-1A: BANK RECONCILIATIONS BANK NAME Account Description Account Number Balance Bank of America ACH/Wire Disbursement XXXXXX7561 $ 159 Bank of America Remote Depository Account XXXXXX0556—Bank of America AP Positive Pay Disbursement XXXXXX4471 507 Bank of America Payroll XXXXXX4489—I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report. Authorized Representative Printed Name of Authorized Representative

In re: Gobi Fulfillment Services, Inc. Case No.: 09-12101 Debtor Reporting Period: July 5—August 1, 2009 MOR-2: STATEMENT OF OPERATIONS REVENUES Current Month Cumulative Filing to Date Net Revenue $ 2,136,224 $ 3,191,224 OPERATING EXPENSES Cost of Goods Sold, Including Buying and Occupancy 307,014 595,014 Selling, General and Administrative Expenses 1,805,451 2,584,451 Operating Income 23,759 11,759 OTHER INCOME AND EXPENSES Other Income (Expense), Net—- Interest Expense—- Net Profit (Loss) Before Reorganization Items 23,759 11,759 REORGANIZATION ITEMS Professional Fees—- U. S. Trustee Quarterly Fees—- Interest Earned on Accumulated Cash from Chapter 11—- Gain (Loss) from Sale of Equipment—- Other Reorganization Expenses—- Total Reorganization Expenses—- Income Taxes—- Net Profit (Loss) $ 23,759 $ 11,759

In re: Gobi Fulfillment Services, Inc. Case No.: 09-12101 Debtor Reporting Period: July 5—August 1, 2009 MOR-3: BALANCE SHEET ASSETS CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE Unrestricted Cash and Equivalents $ (58,277) $ 598,000 Accounts Receivable (Net) 124,494 124,000 Inventories—- Prepaid Expenses 568,585 540,000 Professional Retainers —- TOTAL CURRENT ASSETS 634,802 1,262,000 PROPERTY AND EQUIPMENT Property and Equipment 50,627,178 51,326,000 OTHER ASSETS Other Assets (see attached schedule) 10,161,497 8,626,000 TOTAL OTHER ASSETS 10,161,497 8,626,000 TOTAL ASSETS $61,423,477 $61,214,000 LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition) Accounts Payable $ 319,318 $ 131,000 Taxes Payable 1,067,056 954,000 Wages Payable 3,205,571 3,127,000 Rent / Leases—Building/Equipment—- Professional Fees—- Secured Debt / Adequate Protection Payments—- Other Post-Petition Liabilities (see attached schedule) 323,819 499,000 TOTAL POST-PETITION LIABILITIES 4,915,764 4,711,000 LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition) Secured Debt / Adequate Protection Payments—- Priority Debt—- Unsecured Debt 237,839 246,000 TOTAL PRE-PETITION LIABILITIES 237,839 246,000 TOTAL LIABILITIES 5,153,604 4,957,000 OWNER EQUITY Capital Stock 1,000 1,000 Retained Earnings—Pre-Petition (12,000) (12,000) Retained Earnings—Post-Petition 11,759—Additional Paid-in Capital 56,269,114 56,268,000 NET OWNER EQUITY 56,269,873 56,257,000 TOTAL LIABILITIES AND OWNERS’ EQUITY $61,423,477 $61,214,000

In re: Gobi Fulfillment Services, Inc. Case No.: 09-12101 Debtor Reporting Period: July 5—August 1, 2009 MOR-3: BALANCE SHEET (Continuation Sheet) ASSETS OTHER CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE OTHER ASSETS Intercompany receivables from affiliates $ 10,161,497 $ 8,626,000 LIABILITIES AND OWNER EQUITY OTHER POST-PETITION LIABILITIES BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE Bank overdraft $ 117,800 $ 277,000 Accrued expenses 206,019 222,000 323,819 499,000

In re: Gobi Fulfillment Services, Inc.
Debtor

Case No. : 09-12101
Reporting Period: July 5 - August 1, 2009

MOR-4: STATUS OF POST-PETITION TAXES

FEDERAL	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	$ 37,411	$ 79,864	$ (37,410)	070909	09070927	$ 42,753
			(37,111)	072309	09072327	
FICA-Employee	33,225	68,167	(33,225)	070909	09070927	35,021
			(33,146)	072309	09072327	
FICA-Employer	33,225	68,167	(33,225)	070909	09070927	35,021
			(33,146)	072309	09072327	
Unemployment	45	266	(50)	070909	09070927	147
			(114)	072309	09072327	
Income tax (1)	-	-	-	N/A	N/A	-
Savings Bond	23	116	(104)	072809	3,001,837	35
Total Federal Taxes	**$ 103,929**	**$ 216,580**	**$ (207,533)**			**$ 112,977**
STATE AND LOCAL						
Withholding	21,159	43,580	(21,159)	070909	09070927	22,575
			(21,004)	072309	09072327	
Sales & Use	-	-	-	N/A	N/A	-
Excise	-	-	-	N/A	N/A	-
Unemployment	427	1,711	(427)	070909	09070927	934
			(777)	072309	09072327	
Real Property	814,486	116,134	(50)	072809	03001843	930,570
Personal Property	-	-	-	N/A	N/A	-
Income tax (1)	-	-	-	N/A	N/A	-
Total State and Local Taxes	**$ 836,071**	**$ 161,425**	**$ (43,417)**			**$ 954,079**

Notes:

(1) Gobi Fulfillment Services, Inc. income taxes paid out of Amargosa, Inc.

I attest that all sales and use tax returns have been filed in accordance with state/county/city requirements for the above referenced period and according to the Company's tax payment schedule. Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

All payroll taxes and tax returns are paid through Ceridian, a third party payroll processor. Taxes withheld from employee wages are remitted by the Company to Ceridian. Ceridian is responsible for remitting both the employer and employee portion of payroll tax liabilities to the appropriate jurisdictions. The attached is confirmation that the Company has remitted payroll tax obligations to Ceridian for each of the payroll runs during the fiscal period covered by this report.

Authorized Representative

Marvin Edward Toland
Printed Name of Authorized Representative

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

	NUMBER OF DAYS PAST DUE					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$ 319,318	$ -	$ -	$ -	$ -	$ 319,318
Bank Overdraft	117,800	-	-	-	-	117,800
Taxes Payable	1,067,056	-	-	-	-	1,067,056
Wages payable	3,205,571	-	-	-	-	3,205,571
Accrued expenses	206,019	-	-	-	-	206,019
Total Post-Petition Debts	**$ 4,915,764**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 4,915,764**

07/07/2009 11:55:43 AM -0700 Ceridian Tax Service PAGE 1 OF 1

CTS
17390 BROOKHURST STREET, SUITE 300
FOUNTAIN VALLEY, CA 92708-3737
714 377-4500

URGENT! PLEASE DELIVER THIS MESSAGE IMMEDIATELY.

Date: TUE, JUL 07, 2009 Time: 11:31 AM

To: Attn: TAMI BUMILLER
Company: EDDIE BAUER FULFILLMENT SERVIC
Fax Number: 14257557625

SUBJECT: Payroll Tax/Payment Solutions Transmission Receipt

This report lists all Payroll Tax and/or Payment Solutions transmissions received and processed on 07/07/09. Companies that have not been installed will not be included on this report. Please verify these amounts against your records and report any differences or concerns to your Customer Service Contact immediately.

PR Proc Id	Client Id	Chk Date	Transaction Amount	PR Proc Id	Client Id	Chk Date	Transaction Amount
DFS	M6176-00	07/10/09	125,496.75 (1)				

Total Amount : 125,496.75

Pages Transmitted 1
Fax Number 148

07/21/2009 10:43:20 AM -0700 Ceridian Tax Service PAGE 1 OF 1 CTS 17390 BROOKHURST STREET, SUITE 300 FOUNTAIN VALLEY, CA 92708-3737 714 377-4500 URGENT! PLEASE DELIVER THIS MESSAGE IMMEDIATELY. Date: TUE, JUL 21, 2009 Time: 10:31 AM To: Attn: TAMI BUMILLER Company: EDDIE BAUER FULFILLMENT SERVIC Fax Number: 14257557625 SUBJECT: Payroll Tax/Payment Solutions Transmission Receipt This report lists all Payroll Tax and/or Payment Solutions transmissions received and processed on 07/21/09. Companies that have not been installed will not be included on this report. Please verify these amounts against your records and report any differences or concerns to your Customer Service Contact immediately. PR Proc Id Client Id Chk Date Transaction Amount DFS M6176-00 07/24/09 125,298.72 PR Proc Id Client Id Chk Date Transaction Amount Total Amount : 125,298.72 Pages Transmitted 1 Fax Number 151

In re: Gobi Fulfillment Services, Inc.
Debtor

Case No. : 09-12101
Reporting Period: July 5 - August 1, 2009

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$ 124,000
+ Amounts billed during the period	494
- Amounts collected during the period	-
Total Accounts Receivable at the end of the reporting period	124,494
Accounts Receivable Aging	**Amount**
0 - 30 days old	124,494
31 - 60 days old	-
61 - 90 days old	-
91+ days old	-
Total Accounts Receivable	124,494
Amount considered uncollectible (Bad Debt)	-
Accounts Receivable (Net)	124,494

MOR-5: DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	x	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		x

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Arabian Diversified Sales, LLC. Case No.: 09-12103 Debtor Reporting Period: July 5—August 1, 2009 MONTHLY OPERATING REPORT REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit/Supplement Attached Schedule of Cash Receipts and Disbursements MOR-1 No Note 1 Bank Reconciliation MOR-la Yes Schedule of Professional Fees Paid MOR-1b No Note 2 Copies of bank statements No Note 3 Cash disbursements journals No Note 2 Statement of Operations MOR-2 Yes Balance Sheet MOR-3 Yes Status of Post-Petition Taxes MOR-4 No Note 2 Copies of IRS Form 6123 or payment receipt No Note 2 Copies of tax returns filed during reporting period No Note 2 Summary of Unpaid Post-Petition Debts MOR-4 No Note 2 Listing of aged accounts payable MOR-4 No Note 2 Accounts Receivable Reconciliation and Aging MOR-5 Yes Debtor Questionnaire MOR-5 Yes Notes: (1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report. (2) Requested information is not applicable to reporting entity. (3)Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief. Signature of Authorized Individual* Printed Name of Authorized Individual 8/26/09 Date CFO Title of Authorized Individual *Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Arabian Diversified Sales, LLC. Case No.: 09-12103 Debtor Reporting Period: July 5—August 1, 2009 MOR-1A: BANK RECONCILIATIONS BANK NAME Account Description Account Number Balance | Bank of America Lockbox Depository XXXXXX0031 $ 217,734 I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report Authorized Representative Printed Name of Authorized Representative

In re: Arabian Diversified Sales, LLC. Debtor Case No. : 09-12103 Reporting Period: July 5—August 1, 2009 MOR-2: STATEMENT OF OPERATIONS REVENUES Current Month Cumulative Filing to Date Net Revenue $ (151,438) $ 1,119,562 OPERATING EXPENSES Cost of Goods Sold, Including Buying and Occupancy—- Selling, General and Administrative Expenses 75,930 193,930 Operating Income (227,368) 925,632 OTHER INCOME AND EXPENSES Other Income (Expense), Net (see attached schedule) 689,010 1,003,010 Interest Expense—- Net Profit (Loss) Before Reorganization Items 461,642 1,928,642 REORGANIZATIONS Professional Fees—- U. S. Trustee Quarterly Fees—- Interest Earned on Accumulated Cash from Chapter 11—- Gain (Loss) from Sale of Equipment—- Other Reorganization Expenses—- Total Reorganization Expenses—- Income Taxes—- Net Profit (Loss) $ 461,642 $ 1,928,642

In re: Arabian Diversified Sales, LLC. Debtor Case No. : 09-12103 Reporting Period: July 5—August 1, 2009 MOR-2: STATEMENT OF OPERATIONS (Continuation Sheet) BREAKDOWN OF “OTHER” CATEGORY Current Month Cumulative Filing to Date Other Income Interest income on intercompany receivable $ 689,010 $ 1,003,010 Other Reorganization Expenses

In re: Arabian Diversified Sales, LLC. Debtor Case No. : 09-12103 Reporting Period: July 5—August 1, 2009 MOR-3: BALANCE SHEET ASSETS CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE Unrestricted Cash and Equivalents $—$ (5167) Accounts Receivable (Net) 818,394 1,565,000 Inventories—- Prepaid Expenses—- Professional Retainers—- TOTAL CURRENT ASSETS 818,394 1,559,833 PROPERTY AND EQUIPMENT Property and Equipment—- OTHER ASSETS Other Assets (see attached schedule) 65,731,248 63,061,167 TOTAL OTHER ASSETS 65,731,248 63,061,167 TOTAL ASSETS LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition) BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE Accounts Payable $—$—Taxes Payable—- Wages Payable—- Rent / Leases – Building/Equipment—- Professional Fees—- Secured Debt / Adequate Protection Payments—- Other Post-Petition Liabilities—- TOTAL POST-PETITION LIABILITIES—- LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition) Secured Debt / Adequate Protection Payments—- Priority Debt—- Unsecured Debt—- TOTAL PRE-PETITION LIABILITIES—- TOTAL LIABILITIES—- OWNER EQUITY Additional Paid-in Capital 5,247,000 5,247,000 Retained Earnings—Pre-Petition 59,374,000 59,374,000 Retained Earnings—Post-Petition 1,928,642—NEW OWNER EQUITY 66,549,642 64,621,000 TOTAL LIABILITIES AND OWNERS’ EQUITY $ 66,549,642 $64,621,000—-

In re: Arabian Diversified Sales, LLC. Debtor Case No. : 09-12103 Reporting Period: July 5—August 1, 2009 MOR-3: BALANCE SHEET (Continuation Sheet) ASSETS OTHER CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE OTHER ASSETS Intercompany receivables from affiliates $ 65,731,248 $ 63,061,167 LIABILITIES AND OWNER EQUITY OTHER POST-PETITION LIABILITIES BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

In re: Arabian Diversified Sales, LLC.
Debtor

Case No. : 09-12103
Reporting Period: July 5 - August 1, 2009

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period	$	2,836,000
+ Amounts billed during the period		46,365
- Amounts collected during the period		2,063,971
Total Accounts Receivable at the end of the reporting period		818,394
Accounts Receivable Aging		**Amount**
0 - 30 days old		765,901
31 - 60 days old		-
61 - 90 days old		-
91+ days old		52,493
Total Accounts Receivable		818,394
Amount considered uncollectible (Bad Debt)		-
Accounts Receivable (Net)		818,394

MOR-5: DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	x	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		x

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Gibson Services, LLC.
Debtor

Case No. : 09-12104
Reporting Period: July 5 - August 1, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 2	
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 2	
Cash disbursements journals		No	Note 2	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	No	Note 2	
Copies of IRS Form 6123 or payment receipt		No	Note 2	
Copies of tax returns filed during reporting period		No	Note 2	
Summary of Unpaid Post-Petition Debts	MOR-4	Yes		
Listing of aged accounts payable	MOR-4	No	Note 3	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2	
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

8/26/09
Date

Mark Edward Toland
Printed Name of Authorized Individual

CFO
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Gibson Services, LLC. Debtor Case No. : 09-12104 Reporting Period: July 5—August 1, 2009 MOR-2: STATEMENT OF OPERATIONS REVENUES Current Month Cumulative Filing to Date Net Revenue $—$—OPERATING EXPENSES Cost of Goods Sold, Including Buying and Occupancy—- Selling, General and Administrative Expenses 21,575 33,575 Operating Income (21,575) (33,575) OTHER INCOME AND EXPENSES Other Income (Expense), Net (see attached schedule) 151,027 245,027 Interest Expense—- Net Profit (Loss) Before Reorganization Items 129,451 211,451 REORGANIZATION ITEMS Professional Fees—- U. S. Trustee Quarterly Fees—- Interest Earned on Accumulated Cash from Chapter 11—- Gain (Loss) from Sale of Equipment—- Other Reorganization Expenses—- Total Reorganization Expenses—- Income Taxes—- Net Profit (Loss) $ 129,451 $ 211,451

In re: Gibson Services, LLC. Debtor Case No. : 09-12104 Reporting Period: July 5—August 1, 2009 MOR-2: STATEMENT OF OPERATIONS (Continuation Sheet) BREAKDOWN OF “OTHER” CATEGORY Current Month Cumulative Filing to Date Other Income Interest income on intercompany receivable $ 151,027 $ 245,027 Other Reorganization Expenses

In re: Gibson Services, LLC. Debtor Case No. : 09-12104 Reporting Period: July 5—August 1, 2009 MOR-3: BALANCE SHEET ASSETS CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE Unrestricted Cash and Equivalents $—$—Accounts Receivable (Net)—- Inventories—- Prepaid Expenses—- Professional Retainers—- TOTAL CURRENT ASSETS—- PROPERTY AND EQUIPMENT Property and Equipment—- OTHER ASSETS Other Assets (see attached schedule) 14,293,585 13,783,000 TOTAL OTHER ASSETS 14,293,585 13,783,000 TOTAL ASSETS $ 14,293,585 $ 13,783,000 LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition) BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE Accounts Payable $—$—Taxes Payable—- Wages Payable—- Rent / Leases—Building/Equipment—- Professional Fees—- Secured Debt / Adequate Protection Payments—- Other Post-Petition Liabilities 28,517,134 28,218,000 TOTAL POST-PETITION LIABILITIES 28,517,134 28,218,000 LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition) Secured Debt / Adequate Protection Payments—- Priority Debt—- Unsecured Debt—- TOTAL PRE-PETITION LIABILITIES—- TOTAL LIABILITIES 28,517,134 28,218,000 OWNER EQUITY Additional Paid-in Capital (33,671,000) (33,671,000) Retained Earnings—Pre-Petition 19,236,000 19,236,000 Retained Earnings—Post-Petition 211,451—NET OWNER EQUITY (14,223,549) (14,435,000) TOTAL LIABILITIES AND OWNERS’ EQUITY $ 14,293,585 $ 13,783,000

In re: Gibson Services, LLC. Debtor Case No. : 09-12104 Reporting Period: July 5—August 1, 2009 MOR-3: BALANCE SHEET (Continuation Sheet) ASSETS OTHER CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE OTHER ASSETS Intercompany receivables from affiliates $ 14,293,585 $ 13,783,000 LIABILITIES AND OWNER EQUITY OTHER POST-PETITION LIABILITIES BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE Gift certificates outstanding and other customer credits $ 28,517,134 $ 28,218,000

In re: Gibson Services, LLC. Debtor Case No. : 09-12104 Reporting Period: July 5—August 1, 2009 MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS NUMBER OF DAYS PAST DUE Current 0-30 31-60 61-90 Over 90 Total Gift certificate liability $ 28,517,134 $—$—$—$—$ 28,517,134 Total Post-Petition Debts $ 28,517,134 $—$—$—$—$ 28,517,134

In re: Gibson Services, LLC. Debtor Case No. : 09-12104 Reporting Period: July 5—August 1, 2009 MOR-5: DEBTOR QUESTIONNAIRE Yes No 1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X 2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X 3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X 4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X 5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Karakum International Development, LLC.
Debtor

Case No. : 09-12105
Reporting Period: July 5 - August 1, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	Yes		
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 3	
Cash disbursements journals		No	Note 2	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	No	Note 2	
Copies of IRS Form 6123 or payment receipt		No	Note 2	
Copies of tax returns filed during reporting period		No	Note 2	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 2	
Listing of aged accounts payable	MOR-4	No	Note 2	
Accounts Receivable Reconciliation and Aging	MOR-5	Yes		
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature]
Signature of Authorized Individual*

8/26/09
Date

Marvin Edward Toland
Printed Name of Authorized Individual

CFO
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Karakum International Development, LLC. Debtor Case No. : 09-12105 Reporting Period: July 5—August 1, 2009 MOR-1A: BANK RECONCILIATIONS BANK NAME Account Description Account Number Balance Bank of America Lockbox Depository XXXXXX0036 $—I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report Morvin Edward Toland . Authorized Representative Printed Name of Authorized Representative

In re: Karakum International Development, LLC. Debtor Case No. : 09-12105 Reporting Period: July 5—August 1, 2009 MOR-2: STATEMENT OF OPERATIONS REVENUES Current Month Cumulative Filing to Date Net Revenue $ 573,101 $ 919,101 OPERATING EXPENSES Cost of Goods Sold, Including Buying and Occupancy—- Selling, General and Administrative Expenses 41,599 47,599 Operating Income 531,501 871,501 OTHER INCOME AND EXPENSES Other Income (Expense), Net (see attached schedule) 452,688 710,688 Interest Expense—- Net Profit (Loss) Before Reorganization Items 984,190 1,582,190 REORGANIZATION ITEMS Professional Fees—- U. S. Trustee Quarterly Fees—- Interest Earned on Accumulated Cash from Chapter 11—- Gain (Loss) from Sale of Equipment—- Other Reorganization Expenses—- Total Reorganization Expenses—- Income Taxes—- Net Profit (Loss) $ 984,190 $ 1,582,190

In re: Karakum International Development, LLC. Debtor Case No. : 09-12105 Reporting Period: July 5—August 1, 2009 MOR-2: STATEMENT OF OPERATIONS (Continuation Sheet) BREAKDOWN OF “OTHER” CATEGORY Current Month Cumulative Filing to Date Other Income Interest income on intercompany receivable $ 452,688 $ 710,688 Other Reorganization Expenses

In re: Karakum International Development, LLC. Debtor Case No. : 09-12105 Reporting Period: July 5—August 1, 2009 MOR-3: BALANCE SHEET ASSETS CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE Unrestricted Cash and Equivalents $—$—Accounts Receivable (Net) 324,173 1,079,000 Inventories—- Prepaid Expenses—- Professional Retainers—- TOTAL CURRENT ASSETS 324,173 1,079,000 PROPERTY AND EQUIPMENT Property and Equipment—- OTHER ASSETS Other Assets (see attached schedule) 43,487,017 41,150,000 TOTAL OTHER ASSETS 43,487,017 41,150,000 TOTAL ASSETS $ 43,811,190 $,42,229,000 LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition) BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE Accounts Payable $—$—Taxes Payable—- Wages Payable—- Rent / Leases—Building/Equipment—- Professional Fees—- Secured Debt / Adequate Protection Payments—- Other Post-Petition Liabilities—- TOTAL POST-PETITION LIABILITIES—- LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition) Secured Debt / Adequate Protection Payments—- Priority Debt—- Unsecured Debt—- TOTAL PRE-PET1TION LIABILITIES—- TOTAL LIABILITIES—- OWNER EQUITY Additional Paid-in Capital 2,861,000 2,861,000 Retained Earnings – Pre-Petition 39,368,000 39,368,000 Retained Earnings – Post-Petition 1,582,190—NET OWNER EQUITY 43,811,190 42,229,000 TOTAL LIABILITIES AND OWNERS’ EQUITY $ 43,811,190 $ 42,229,000

In re: Karakum International Development, LLC. Debtor Case No. : 09-12105 Reporting Period: July 5—August 1, 2009 MOR-3: BALANCE SHEET (Continuation Sheet) ASSETS OTHER CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE OTHER ASSETS Intercompany receivables from affiliates $ 43,487,017 $ 41,150,000 LIABILITIES AND OWNER EQUITY OTHER POST-PETITION LIABILITIES BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

In re: Karakum International Development, LLC.
Debtor

Case No. : 09-12105
Reporting Period: July 5 - August 1, 2009

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$ 1,267,000
+ Amounts billed during the period	324,510
- Amounts collected during the period	1,267,337
Total Accounts Receivable at the end of the reporting period	324,173

Accounts Receivable Aging	Amount
0 - 30 days old	324,173
31 - 60 days old	-
61 - 90 days old	-
91+ days old	-
Total Accounts Receivable	324,173
Amount considered uncollectible (Bad Debt)	-
Accounts Receivable (Net)	324,173

MOR-5: DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	x	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		x

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Simpson Information Technology, LLC
Debtor

Case No. : 09-12106
Reporting Period: July 5 - August 1, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 1	
Schedule of Professional Fees Paid	MOR-1b	No	Note 1	
Copies of bank statements		No	Note 1	
Cash disbursements journals		No	Note 1	
Statement of Operations	MOR-2	No	Note 1	
Balance Sheet	MOR-3	No	Note 1	
Status of Post-Petition Taxes	MOR-4	No	Note 1	
Copies of IRS Form 6123 or payment receipt		No	Note 1	
Copies of tax returns filed during reporting period		No	Note 1	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 1	
Listing of aged accounts payable	MOR-4	No	Note 1	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 1	
Debtor Questionnaire	MOR-5	No	Note 1	

Notes:

(1) Financial reporting for Simpson Information Technology, LLC is rolled up within Amargosa, Inc. and EBHI Holdings, Inc. within the Debtors' general ledger system and can not be readily segregated.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

8/26/09
Date

Marvin Edward Toland
Printed Name of Authorized Individual

CFO
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Sandy Financial Services Acceptance Corporation
Debtor

Case No. : 09-12107
Reporting Period: July 5 - August 1, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 1	
Schedule of Professional Fees Paid	MOR-1b	No	Note 1	
Copies of bank statements		No	Note 1	
Cash disbursements journals		No	Note 1	
Statement of Operations	MOR-2	No	Note 1	
Balance Sheet	MOR-3	No	Note 1	
Status of Post-Petition Taxes	MOR-4	No	Note 1	
Copies of IRS Form 6123 or payment receipt		No	Note 1	
Copies of tax returns filed during reporting period		No	Note 1	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 1	
Listing of aged accounts payable	MOR-4	No	Note 1	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 1	
Debtor Questionnaire	MOR-5	No	Note 1	

Notes:

(1) Sandy Financial Services Acceptance Corporation is an inactive and dormant entity with no assets or ongoing operations.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

8/26/09
Date

Marvin Esquivel Toland
Printed Name of Authorized Individual

CFO
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Sonoran Acceptance Corporation
Debtor

Case No. : 09-12108
Reporting Period: July 5 - August 1, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	Yes		
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 3	
Cash disbursements journals		No	Note 2	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	No	Note 2	
Copies of IRS Form 6123 or payment receipt		No	Note 2	
Copies of tax returns filed during reporting period		No	Note 2	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 2	
Listing of aged accounts payable	MOR-4	No	Note 2	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2	
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature]
Signature of Authorized Individual*

8/26/09
Date

Moran Edward Tolan
Printed Name of Authorized Individual

CFO
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Sonoran Acceptance Corporation Debtor Case No. : 09-12108 Reporting Period: July 5—August 1, 2009 MOR-1A: BANK RECONCILIATIONS BANK NAME Account Description Account Number Balance Deutsche Bank Trust SAC Spiegel Trust XXXXXX6525 $—The Bank of New York Mellon SAC for the Benefit of BNY XX5020—Bank of America SAC Depository XXXXXX7109—I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report Marvin Edward Toland Authorized Representative Printed Name of Authorized Representative

In re: Sonoran Acceptance Corporation Debtor Case No. : 09-12108 Reporting Period: July 5—August 1, 2009 MOR-2: STATEMENT OF OPERATIONS Current Month Cumulative Filing to Date REVENUES Net Revenue $—$—OPERATING EXPENSES Cost of Goods Sold, Including Buying and Occupancy—- Selling, General and Administrative Expenses—- Operating Income—- OTHER INCOME AND EXPENSES Other Income (Expense), Net (see attached schedule)—- Interest Expense—- Net Profit (Loss) Before Reorganization Items—- REORGANIZATION ITEMS Professional Fees—- U. S. Trustee Quarterly Fees—- Interest Earned on Accumulated Cash from Chapter 11—- Gain (Loss) from Sale of Equipment—- Other Reorganization Expenses—- Total Reorganization Expenses—- Income Taxes—- Net Profit (Loss) $—$—

In re: Sonoran Acceptance Corporation Debtor Case No. : 09-12108 Reporting Period: July 5—August 1, 2009 MOR-2: STATEMENT OF OPERATIONS (Continuation Sheet) BREAKDOWN OF “OTHER” CATEGORY Current Month Cumulative Filing to Date Other Income Other Reorganization Expenses

In re: Sonoran Acceptance Corporation Debtor Case No. : 09-12108 Reporting Period: July 5—August 1, 2009 MOR-3: BALANCE SHEET ASSETS CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE Unrestricted Cash and Equivalents $ $ 201,583 Accounts Receivable (Net)—- Inventories—- Prepaid Expenses—- Professional Retainers—- TOTAL CURRENT ASSETS—201,583 PROPERTY AND EQUIPMENT Property and Equipment—- OTHER ASSETS Other Assets (see attached schedule) 180,888,000 180,686,417 TOTAL OTHER ASSETS 180,888,000 180,686,417 TOTAL ASSETS $ 180,888,000 $ 180,888,000 LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition) BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE Accounts Payable $—$—Taxes Payable—- Wages Payable—- Rent / Leases—Building/Equipment—- Professional Fees—- Secured Debt / Adequate Protection Payments—- Other Post-Petition Liabilities—- TOTAL POST-PETITION LIABILITIES—- LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition) Secured Debt / Adequate Protection Payments—- Priority Debt—- Unsecured Debt—- TOTAL PRE-PETITION LIABILITIES—- TOTAL LIABILITIES—- OWNER EQUITY Capital Stock 100,000 100,000 Additional Paid-in Capital—- Retained Earnings—Pre-Petition 180,788,000 180,788,000 NET OWNER EQUITY 180,888,000 180,888,000 TOTAL LIABILITIES AND OWNERS’ EQUITY $ 180,888,000 $ 180,888,000

In re: Sonoran Acceptance Corporation Debtor Case No. : 09-12108 Reporting Period: July 5—August 1, 2009 MOR-3: BALANCE SHEET (Continuation Sheet) ASSETS CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE OTHER ASSETS Intercompany receivables from affiliates $ 180,568,000 $ 180,366,417 Deposit related to sold financing receivables 320,000 320,000 180,888,000 180,686,417 LIABILITIES AND OWNER EQUITY OTHER POST-PETITION LIABILITIES BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

In re: Sonoran Acceptance Corporation Debtor Case No.: 09-12108 Reporting Period: July 5—August 1, 2009 MOR-5: DEBTOR QUESTIONNAIRE Yes No 1 . Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X 2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X 3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X 4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X 5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X